UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010
ESTATE COFFEE HOLDINGS CORP.
Exact name of registrant as specified in its charter

Nevada	000-53703	98-0531819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

565 Silvertip Road, Canmore, Alberta	T1W 3K8
(Address of principal executive offices)	(Zip Code)

(403) 609-0311
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2010, Donald Byers, a Director of Estate Coffee Holdings Corp. (the “Company”), informed the Board of Directors of the Company that he was resigning from the Board of Directors effective immediately.  Mr. Byers did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Estate Coffee Holdings Corp.
May 19, 2010	By: /s/ David Wehrhahn
David Wehrhahn President and Director